                                                                  EXHIBIT 10(ZZ)


                            TWENTIETH AMENDMENT AND
                            MODIFICATION AGREEMENT



      TWENTIETH AMENDMENT AND MODIFICATION AGREEMENT dated as of November 30, 1994 (this "Amendment") by and among STERLING SOFTWARE, INC., a Delaware corporation (the "Company"), the direct and indirect subsidiaries of the Company listed on the signature pages hereto (collectively, the "Sterling Subsidiaries"), THE FIRST NATIONAL BANK OF BOSTON AND BANK ONE, TEXAS, NATIONAL ASSOCIATION (collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent (the "Agent") for the Banks, amending certain provisions of an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 8, 1990 (as heretofore amended, the "Loan Agreement") by and among the Company, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

      WHEREAS, the Company has created a new, wholly owned Subsidiary, SSI Corporation, a Georgia corporation (the "Acquisition Subsidiary");

      WHEREAS, the Company desires to merge the Acquisition Subsidiary with KnowledgeWare, Inc., a Georgia corporation ("KnowledgeWare"), with KnowledgeWare being the surviving entity as a wholly owned Subsidiary of the Company;

      WHEREAS, the Company has requested that the Banks agree to amend the terms of the Loan Agreement to, among other things, reflect the foregoing transaction and, in connection therewith, to grant certain limited waivers of certain of the provisions of the Loan Agreement;

      WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend certain provisions of the Loan Agreement and to grant the foregoing waivers;

      NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, the other Loan Documents and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto hereby agree as follows:

     (S)1.  AMENDMENT OF (S)1.1 OF THE LOAN AGREEMENT.  Section 1.1 of the Loan
            -----------------------------------------
Agreement is hereby amended by:

        (a) inserting after the words "consisting of" and before the words "Net Master" in the definition of "Dormant Subsidiaries", the words "the KnowledgeWare Subsidiaries other than

KnowledgeWare Worldwide, Inc., a Georgia corporation, to be known, following the consummation of the transactions contemplated by the KnowledgeWare Merger Agreement, as Sterling Software Worldwide, Inc.,".

        (b) inserting in the definition of Sterling Subsidiaries, after the words "Data Management" and before the words "and any other Subsidiary of the Company," the words "KnowledgeWare, the KnowledgeWare Subsidiaries,".

        (c) inserting the following new definitions in the order required by alphabetical order:

            "KnowledgeWare.  KnowledgeWare, Inc., a Georgia corporation to be
             -------------
            known, following the consummation of the transactions contemplated by the KnowledgeWare Merger Agreement, as Sterling Software (Southern), Inc., and the surviving corporation in the merger of KnowledgeWare, Inc. and SSI Corporation, a Georgia corporation and a wholly owned Subsidiary of the Company.

            KnowledgeWare Loan Agreements.  (a) The Second Amended and Restated
            ------------- ---- ----------
            Revolving Loan and Security Agreement dated as of November 30, 1994, between the Company and KnowledgeWare, evidencing a $22,000,000 revolving credit facility and a $6,000,000 term loan from the Company to KnowledgeWare, (b) the Revolving Credit Agreement dated as of November 30, 1994 between the Company and KnowledgeWare and evidencing a revolving credit facility of approximately $5,000,000, and (c) the Term Loan Agreement dated as of November 30, 1994 between the Company and KnowledgeWare, evidencing a term loan of approximately $10,000,000 from the Company to KnowledgeWare.

            KnowledgeWare Merger Agreement.  The Amended and Restated Agreement
            ------------- ------ ---------
            and Plan of Merger dated as of August 31, 1994 among KnowledgeWare, the Company and SSI Corporation, a Georgia corporation and a wholly owned Subsidiary of the Company.

            KnowledgeWare Notes.  (a) The Amended and Restated Term Note dated
            -------------------
            as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $6,000,000, (b) the Amended and Restated Revolving Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $22,000,000, (c) the Term Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of approximately $10,000,000, and
            (d) the Revolving Credit Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of approximately $5,000,000.

            KnowledgeWare Security Agreements.  The Security Agreement dated as
            ------------- -------- ----------
            of November 30, 1994 between the Company and KnowledgeWare and the Second Amended and Restated Loan and Security Agreement dated as of November 30, 1994, between KnowledgeWare and the Company, pursuant to which

            KnowledgeWare has granted, ratified and continued liens and security interests on certain of its assets in order to secure its obligations under the KnowledgeWare Loan Agreements and the KnowledgeWare Notes.

            KnowledgeWare Subsidiaries.  IWK Corporation, a Delaware
            ------------- ------------
            corporation; KnowledgeWare Worldwide, Inc., a Georgia corporation to be known, following the consummation of the transactions contemplated by the Knowledge Ware Merger Agreement, as Sterling Software Worldwide, Inc.; Matesys Corp., a California corporation; and KnowledgeWare International, Inc., a Georgia corporation."

     (S)2.  SUBSTITUTION OF NEW SCHEDULES 5.2(A) AND 5.6 TO THE LOAN AGREEMENT.
            -------------------------------------------------------------------
Schedules 5.2(a) and 5.6 to the Loan Agreement are hereby deleted in their
- - ----------------     ---
entirety, and Schedules 5.2(a) and 5.6 attached hereto are respectively
              --------- ------     ---
substituted in lieu thereof.

     (S)3.  AMENDMENT OF (S)9.1 OF THE LOAN AGREEMENT.  Section 9.1 of the Loan
            ------------------------------------------
Agreement is hereby amended by:

            (a)  deleting the word "and" at the end of subsection (r) thereof;

            (b) deleting the period (".") at the end of subsection (s) thereof and substituting in lieu thereof the text "; and"; and

            (c) inserting, immediately after subsection (s) thereof, a new subsection (t) with the following text:

                 "(t) Indebtedness of KnowledgeWare or any of its Subsidiaries existing on the date hereof and listed on Schedule 9.1(t)(2)."
                                                           ------------------

     (S)4.  ADDITION OF SCHEDULE 9.1(T)(2).  The Loan Agreement is hereby
            ------------------------------
amended by adding a new Schedule 9.1(t)(2) in the form attached hereto as

Schedule 9.1(t)(2).
- - ------------------

     (S)5.  AMENDMENT OF (S)9.2 OF THE LOAN AGREEMENT.  Section 9.2 of the Loan
            -----------------------------------------   -----------
Agreement is hereby amended by:

            (a)  deleting the word "and" at the end of subsection (n) thereof;

            (b) deleting the period (".") at the end of subsection (o) thereof and substituting in lieu thereof the text "; and"; and

            (c) inserting, immediately after subsection (o) thereof, a new subsection (p) with the following text:

                 "(p) liens granted by KnowledgeWare on those assets constituting collateral under the KnowledgeWare Security Agreements (but specifically excluding any assets which were owned by a Subsidiary of the Company prior to the merger of KnowledgeWare and SSI Corporation) in favor of the Company, securing Indebtedness from KnowledgeWare to the Company pursuant to the KnowledgeWare Loan Agreements, as evidenced by the KnowledgeWare Notes.


     (S)6.  AMENDMENT OF (S)9.5 OF THE LOAN AGREEMENT.  Section 9.5 of the Loan
            -----------------------------------------
Agreement is hereby amended by:

            (a) deleting the word "and" at the end of subsection (a)(iii) thereof;

            (b) deleting the period (".") at the end of subsection (a)(iv) thereof and substituting in lieu thereof the text "; and"; and

            (c) inserting, immediately after subsection (a)(iv) thereof, a new subsection (v) with the following text;

                 "(v) the Company may acquire KnowledgeWare pursuant to the terms of the KnowledgeWare Merger Agreement."

     (S)7.  AMENDMENTS OF (S)9.9 OF THE LOAN AGREEMENT.  Section 9.9 of the
            ------------------------------------------
Loan Agreement is hereby amended by:

            (a) inserting in subsection (c)(i)(B) thereof, immediately after the text "if the Subsidiary being disposed of is" and immediately before the text "Sterling Software (US), Sterling ZeroOne", the text "KnowledgeWare, KnowledgeWare Subsidiaries,";

            (b)  deleting the word "and" at the end of subsection (g) thereof;

            (c) deleting the period (".") at the end of subsection (h) thereof and substituting in lieu thereof the text "; and"; and

            (d) adding at the end thereof a new subsection (i) with the following text:

                 "(i) Transfers of assets by Sterling Software (United States) to KnowledgeWare contemporaneously with the consummation of the transactions contemplated by the KnowledgeWare Merger Agreement; provided, however, that such assets shall remain
                            --------  -------
                 subject to the Agent's lien for the benefit of the Banks."

     (S)8.  LIMITED WAIVER OF (S)(S)8.20 AND 9.4 OF THE LOAN AGREEMENT.  In
            ----------------------------------------------------------
connection with the merger of KnowledgeWare and the Acquisition Subsidiary, the Company has requested that the Agent and the Banks waive the covenants set forth in (S)(S)8.20 and 9.4 of the Loan Agreement, solely to the limited extent necessary to permit the consummation of the merger of the Acquisition Subsidiary and KnowledgeWare pursuant to the KnowledgeWare Merger Agreement. Subject to all conditions of the Loan Agreement and this Amendment and solely to the limited extent necessary to permit the consummation of the merger of the Acquisition Subsidiary and KnowledgeWare pursuant to the KnowledgeWare Merger Agreement, each of the Agent and the Banks hereby waives the provisions of (S)(S)8.20 and 9.4 of the Loan Agreement which (a) require that the Company pledge to the Agent for the benefit of the Banks the issued and outstanding capital stock of KnowledgeWare, and of KnowledgeWare's wholly owned Subsidiaries, (b) require KnowledgeWare and any of its wholly owned Subsidiaries to grant to the Agent for the benefit of the Banks a first perfected priority security interest in the items or types of collateral described in the Security Agreement, (c) require that KnowledgeWare and any of its wholly owned Subsidiaries become a party to and guarantor obligated under the Guaranty, and
(d) prohibit certain mergers; provided, however, that the waivers contained in
                              --------  -------
clauses (a), (b) and (c) above shall only be effective until December 31, 1994 and that the security interest granted in the items or types of collateral described in the Security Agreement following December 31, 1994 shall be subject only to the liens and security interests in favor of the Company and described in (S)9.2(p) of the Loan Agreement.

     (S)9.  LIMITED WAIVER OF (S)2(A) OF THE ASSIGNMENT AGREEMENT.  In
            -----------------------------------------------------
connection with the merger of KnowledgeWare and the Acquisition Subsidiary, the Company has requested that the Agent and the Banks waive the requirements of
(S)2(a) of the Assignment Agreement with respect to the assignment of (a) the Amended and Restated Term Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $6,000,000, (b) the Amended and Restated Revolving Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $22,000,000, (c) the Term Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $10,000,000 and (d) the Revolving Credit Note dated as of November 30, 1994 executed by KnowledgeWare in favor of the Company in the original principal amount of $5,000,000 (collectively, the "KnowledgeWare Notes"), collectively evidencing up to $43,000,000 of Intercompany Indebtedness of KnowledgeWare to the Company under the KnowledgeWare Loan Agreements. Subject to all conditions of the Loan Documents and this Amendment and solely to the limited extent provided herein, each of the Agent and the Banks hereby waives, until December 31, 1994, the requirement of (S)2(a) of the Assignment Agreement that the Company pledge, endorse and deliver to the Agent the KnowledgeWare Notes.

     (S)10. CONDITIONS TO EFFECTIVENESS.  This Amendment shall be deemed to be
            ---------------------------
effective as of November 30, 1994 (the "Effective Date") upon the satisfaction of the conditions precedent that, on or before November 30, 1994, the Agent shall have received (1) facsimile copies of original counterparts (to be followed promptly by original counterparts) of this Amendment, executed by each of the Company, the Sterling Subsidiaries, the Banks and the Agent; and (2) (a) a fully executed copy of the Merger Agreement, and (b) copies of the approvals of the shareholders of the Company and of KnowledgeWare of the merger of KnowledgeWare and the Acquisition Subsidiary, with KnowledgeWare as the surviving entity.

     (S)11. REPRESENTATION AND WARRANTIES; NO DEFAULT; AUTHORIZATION.  Each of
            -------------- --- ----------  -- -------  -------------
the Company and the Sterling Subsidiaries hereby represents and warrants to each of the Agent and the Banks as follows:

       (a) Each of the representations and warranties of the Company and the Sterling Subsidiaries contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

       (b) This Amendment has been duly authorized, executed and delivered by the Company and each of the Sterling Subsidiaries and shall be in full force and effect upon the satisfaction of the conditions set forth in (S)10 hereof, and the agreements of the Company and each of the Sterling Subsidiaries party hereto contained herein, in the Loan Agreement, as amended, and the other Loan Documents, as amended, respectively constitute the legal, valid and binding obligations of the Company and each of the Sterling Subsidiaries party hereto, enforceable against the Company or such Sterling Subsidiary in accordance with their respective terms.

     (S)12. RATIFICATION ETC.  Except as expressly amended hereby, the Loan
            ------------ ---
Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Loan Agreement or such other Loan Documents or in any related agreement or instrument to the Loan Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby and as previously amended, if previously amended, pursuant to the provisions of the Loan Agreement.

     (S)13. IMPLIED WAIVER.  Except as expressly provided herein,
            ------- ------
nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Company or any right of the Agent or the Banks consequent thereon. The waivers provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any obligation to issue any further waiver with respect to the subject matter hereof or any other matter.


     (S)14. COUNTERPARTS.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)15. GOVERNING LAW.  THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED
            --------- ---
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       Individually and as Agent


                                       By:____________________________________
                                          Title:

                                       BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                       By:____________________________________
                                          Title:

                                       STERLING SOFTWARE, INC.


                                       By:_____________________________________
                                          Title:

Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Loan Agreement, as so amended, and the other Loan Documents, as so amended.

                                       STERLING SOFTWARE (MIDWEST), INC.
                                       (formerly Creative Data Systems, Inc.)


                                       By:____________________________________
                                          Title:

                                       STERLING SOFTWARE
                                       (NORTHERN AMERICA), INC.
                                       (formerly Directions, Inc.)


                                       By:_________________________________
                                          Title:

                                       STERLING SOFTWARE
                                       (UNITED STATES), INC.
                                       (formerly Zanthe, Inc. Dylakor, Inc.
                                       and Answer Systems, Inc.


                                       By:_________________________________
                                          Title:

                                       STERLING SOFTWARE (AMERICA), INC.
                                       (formerly Ordernet Services, Inc.)


                                       By:_________________________________
                                          Title:

                                       STERLING CHECK LIQUIDATION, INC.


                                       By:_________________________________
                                          Title:

                                       STERLING SOFTWARE (U.S.A.), INC.
                                       (formerly Systems Software Marketing,
                                       Inc. and Software Laboratories, Inc.)


                                       By:_________________________________
                                          Title:

                                       STERLING DISTRIBUTION SERVICES, INC.


                                       By:_________________________________
                                          Title:

                                       STERLING SOFTWARE (US), INC.
                                       (formerly known as Sterling
                                       Federal Systems, Inc.
                                       and Sterling IMD, lnc.)


                                       By:_________________________________
                                          Title:

                                       SYSTEMS CENTER, INC.
                                       (formerly Sterling Software, Inc.
                                       a Wyoming corporation)


                                       By:________________________________
                                          Title:

                                       STERLING SOFTWARE LEASING COMPANY


                                       By:___________________________________
                                          Title:

                                       STERLING SOFTWARE
                                       INTERNATIONAL, INC.


                                       By:___________________________________
                                          Title:

                                       STERLING ZEROONE, INC.


                                       By:___________________________________
                                          Title:

                                       ZEROONE SYSTEMS, INC.


                                       By:________________________________
                                          Title:

                                       STERLING SOFTWARE (UNITED STATES
                                       OF AMERICA), INC.


                                       By:_________________________________
                                          Title:

                                       STERLING SOFTWARE
                                       (NORTH AMERICA), INC.


                                       By:________________________________
                                          Title:

                                       STERLING SOFTWARE
                                       (U.S. OF AMERICA), INC.


                                       By: ________________________________
                                           Title:

                                SCHEDULE 5.2(a)
                                --------------
                             STERLING SUBSIDIARIES
                             ---------------------

                             Authorized                                                                         Sterling  Software
                             Capital                 Ownership                            Sterling Software     (United States of
                             -----------------------------------------------------------------------------------------------------
Subsidiary                   Class (Par Value)       No. Shares        Issued        Sterling         (U.S.A.)       America)
- - ----------------------------------------------       -----------------------------------------------------------------------------
Sterling Software            Common ($.10)           50,000            1,000         1,000                               -
 (Midwest), Inc.

Sterling Software            Common ($.10)           50,000           10,000        10,000                               -
 (Northern America), Inc.

Sterling Software            Common ($.10)           50,000            1,000         1,000                               -
 (United States), Inc.

Sterling Software,           Common ($.10)           50,000            1,000         1,000                               -
 (America), Inc.

Sterling Distri-             Common ($.10)           50,000            1,000         1,000                               -
 bution Services, Inc.

Sterling Check               Common (none)            2,000            1,000         1,000                               -
 Liquidation, Inc.

Sterling Software            Common ($.10)            1,000            1,000         1,000                               -
 (US), Inc.

Systems Center, Inc.         Common ($1.00)           1,000            1,000         1,000                               -

Sterling Software            Common ($.10)           50,000            1,000         1,000                               -
 International, Inc.

Sterling Software
 Leasing Company             Common ($.10)           10,000            1,000         1,000                               -

Sterling ZeroOne, Inc.       Common ($.10)           50,000            1,000         1,000                               -

Sterling Software            Common ($1.00)          25,000              995           995                               -
 (U.S.A.), Inc.

ZeroOne Systems, Inc.        Common ($.10)           50,000            1,000         1,000                               -

Sterling Software            Common($.01)            10,000            1,000         1,000
 (United States              Preferred($.01)          1,000              500           478             22
 of America), Inc.

Sterling Software            Common($.10)             5,000            1,000             -                           1,000
 (U.S. of America), Inc.

Sterling Software            Common($.10)             5,000            1,000             -                           1,000
 (North America), Inc.

Net/Master, Inc.             Common($.01)            10,000           10,000             -                          10,000

Data Management              Common($.01)             3,000            3,000             -                           3,000
Information, Inc.


                             Authorized                                                                           KnowledgeWare,
                             Capital                 Ownership                               Matesys Mathematics        Inc.f
                             ------------------------------------------------------------------------------------------------
Subsidiary                   Class (Par Value)       No. Shares        Issued        Sterling         Systems, Inc.
- - ----------------------------------------------       ------------------------------------------------------------------
KnowledgeWare, Inc., to      Common ($.10)           10,000            1,000         1,000
 be known as Sterling
 Software (Southern), Inc.

IWK Corporation              Common ($.10)            1,000            1,000                                            1,000

KnowledgeWare                Common (no par)        100,000           10,000                                           10,000
 Worldwide, Inc., to
 be known as Sterling
 Software Worldwide, Inc.

Matesys Corp.                Common (no par)      1,000,000           65,000                         65,000

KnowledgeWare                Common ($  )             1,000              500                                              500
 International, Inc.

                                 SCHEDULE 5.6
                                 ------------

                             Sterling Subsidiaries
                             ---------------------
                          and Chief Executive Offices
                          ---------------------------


Sterling Software (Midwest), Inc.
(formerly Creative Data Systems, Inc.)
3659 South Green Road
Beachwood, OH  44122

Sterling Software (Northern
 America), Inc.
(formerly Directions, Inc.)
15301 Dallas Parkway
Suite 400, LB 23
Dallas, TX  75248

Sterling Software (United
 States), Inc.
(formerly Zanthe, Inc., Dylakor, Inc. and Answer Systems, Inc.)
5900 Canoga Avenue
Woodland Hills, CA  91367-4237

Sterling Software (America), Inc.
(formerly Ordernet Services, Inc.)
4600 Lakehurst Court
Dublin, OH 43220

Sterling Distribution Services, Inc.
4600 Lakehurst Court
Dublin, OH 43220

Sterling Check Liquidation, Inc.
15301 Dallas Parkway
Suite 400, LB 23
Dallas, TX  75248

Sterling Software (US), Inc.
(formerly Sterling Federal Systems, Inc.
and Sterling IMD, Inc.)
950 Tower Lane
Suite 870
Foster City, CA 94404

Systems Center, Inc.
(formerly Sterling Software, Inc.,
a Wyoming corporation)
8080 N. Central Expy
Suite 1100
Dallas, TX  75206

Sterling Software International, Inc.
8080 N. Central Expressway
Suite 1100
Dallas, TX  75206

Sterling Software Leasing Company
8080 N. Central Expressway
Suite 1100
Dallas, TX  75206

Sterling ZeroOne, Inc.
950 Tower Lane
Suite 870
Foster City, CA 94404

Sterling Software (U.S.A.), Inc. (California)
(formerly Systems Software Marketing,
Inc. and Software Laboratories, Inc.)
11050 White Rock Road
Suite 100
Rancho Cordova, CA  95670

ZeroOne Systems, Inc.
8080 N. Central Expy
Suite 1100
Dallas, TX  75206

Sterling Software (United States
 of America), Inc.
1800 Alexander Bell Drive
Reston, Virginia 22091

Sterling Software (U.S. of America), Inc.
1800 Alexander Bell Drive
Reston, Virginia 22091

Sterling Software (North America), Inc.
2477 Gateway
Irving, Texas 75063

Net/Master, Inc.
1800 Alexander Bell Drive
Reston, Virginia  22091

Data Management Information, Inc.
1800 Alexander Bell Drive
Reston, Virginia  22091

KnowledgeWare, Inc., to be
known as Sterling Software
(Southern), Inc.
3340 Peachtree Road, N.E.
Suite No. 1100
Atlanta, Georgia 30326

IWK Corporation
c/o Corporation Trust Company
Corporate Trust Center
1209 Orange Street
Wilmington, Delaware 19801

KnowledgeWare Worldwide, Inc.,
to be known as Sterling Software
Worldwide, Inc.
3340 Peachtree Road, NE
Suite 1100
Atlanta, Georgia 30326

Matesys Corp.
3340 Peachtree Road, NE
Suite 1100
Atlanta, Georgia 30326

KnowledgeWare International, Inc.
3340 Peachtree Road, NE
Suite 1100
Atlanta, Georgia 30326

                              SCHEDULE 9.1(T)(2)
                              ------------------

                           (Existing Indebtedness of
                      KnowledgeWare and Its Subsidiaries)


1. Indebtedness of KnowledgeWare to the Company pursuant to the KnowledgeWare Loan Agreements, as evidenced by the KnowledgeWare Notes

2. Indebtedness in the aggregate amount of $1,000,000 owed to Ernst & Young UK, due September, 1995.

3. Indebtedness in the approximate aggregate amount of $800,000 (Australian Dollars $1,125,000) owed to Ernst & Young, Australia, due in December, 1994.